FOR IMMEDIATE RELEASE

Better Mortgage Renews $175 Million Warehouse Facility on Improved Terms; Reaffirms Volume and Earnings Guidance
New York, NY — January 27, 2026 — Better Home & Finance Holding Company (NASDAQ: BETR) (“Better.com”) today announced the successful amendment and renewal of a $175 million warehouse credit facility with a leading global banking institution, further strengthening liquidity, enhancing operational flexibility, and improving financing terms.
The amended facility features reduced cash deposit requirements, expanded leverage capacity, and higher advance rates on certain non-GSE loans, materially reducing ongoing equity capital requirements.
In addition, Better.com reaffirmed its previously disclosed guidance, given in November 2025, that monthly origination volumes are expected to exceed $1 billion by May 2026, representing an increase of more than 100% compared to the Company’s average monthly origination volume of approximately $400 million for the quarter ended September 30, 2025. The Company also reaffirmed its expectation of achieving adjusted EBITDA profitability by the end of the third quarter of 2026.
“We are grateful for the continued support of our warehouse lenders as we accelerate our business evolution through the deployment of Tinman AI across the mortgage ecosystem,” said Rob Wilson, Treasurer. “These enhancements materially improve equity capital efficiency by significantly reducing the required amount of equity capital for the facility. We expect this to be the first of multiple initiatives to expand warehouse capacity in a more capital-light manner, reflecting warehouse lender confidence in our underwriting discipline and the strength of the Tinman AI platform.”
“In less than three months since launch, our new partnership channels are already generating top of funnel lead flow in their respective product areas at levels comparable to our more than ten-year-old direct-to-consumer channel,” said Vishal Garg, Founder and CEO. “We remain focused on delivering an exceptional customer experience as we continue to evolve the business, driven by the rapid adoption of our Tinman AI platform through strategic partnerships.”
About Better Home & Finance Holding Company
Better Home & Finance Holding Company (NASDAQ: BETR; BETRW) is the first AI-native mortgage and home equity finance platform, and first fintech to fund more than $100 billion in loan volume. Since 2016, Better has leveraged its industry-leading AI platform, Tinman™, to achieve a singular mission of making homeownership cheaper, faster, and easier for all Americans. Tinman™ allows customers to see their rate options in seconds, get pre-approved in minutes, lock in rates, and close their loan in as little as three weeks. In addition, Betsy™, the first voice-based AI loan assistant built exclusively for the mortgage industry, revolutionizes the homebuying journey by delivering timely application status updates to consumers, answering questions, and moving their loan application along 24/7/365. Better’s mortgage offerings include GSE-conforming mortgage loans, FHA and VA loans, and jumbo mortgage loans. Better won the 2025 Fintech Breakthrough Awards for Digital Mortgage Innovation, the 2025 Banking Tech Award for Digital Mortgage Innovation, and was named Best Online Mortgage Lender by Forbes and Best Mortgage Lender for Affordability by WSJ in 2023, ranked #1 on LinkedIn’s Top Startups List for 2021 and 2020, #1 on Fortune’s Best Small and Medium Workplaces in New York, #15 on CNBC’s Disruptor 50 2020 list, and was listed on Forbes FinTech 50 for 2020. Better serves customers in all 50 US states and the United Kingdom.
For more information, follow@betterdotcom on Instagram and TikTok.
Forward-looking Statements
This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release that are not historical fact should be considered forward-looking statements, including, without limitation, statements and expectations regarding capital-light initiatives, new partnership channels, monthly origination volume and adjusted EBITDA profitability. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are inherently subject to risks and uncertainties which could cause actual future events to differ materially from those expressed or implied by the forward-looking statements in this communication. These risks and uncertainties include: our ability to operate under and maintain or improve our business model; the effect of interest rates on our business, results of operations, and financial condition; our ability to expand our customer base, grow market share in our existing markets and enter into new markets; our ability to respond to general economic conditions, particularly elevated interest rates and lower home sales and refinancing activity; our ability to restore our growth and our expectations regarding the development and long-term expansion of our business; our ability to comply with laws and regulations related to the operation of our business, including any changes to such laws and regulations; our ability to achieve and maintain profitability in the future; our ability and requirements to raise additional financing in the future; our estimates regarding expenses, future revenue, capital and additional financing requirements; our ability to maintain, expand and be successful in our strategic relationships with third parties; our ability to remediate existing material weaknesses and implement and maintain an effective system of internal controls over financial reporting; our ability to develop new products, features and functionality that meet market needs and achieve market acceptance; our ability to retain, identify and hire individuals for the roles we seek to fill and staff our operations appropriately; the involvement of our CEO in litigation related to prior business activities, our business activities and associated negative media coverage; our ability to recruit and retain additional directors, members of senior management and other team members, including our ability in general, and our CEO’s ability in particular, to maintain an experienced executive team; our ability to successfully manage our international and banking operations our ability to maintain and improve morale and workplace culture and respond effectively to the effects of negative media coverage; and our ability to maintain, protect, assert and enhance our intellectual property rights; the volatility in the market price of our Class A common stock, including volatility due to potential short squeezes; high degrees of public and social media coverage by third parties; and future sales of substantial amounts of our Class A common stock, or the perception that such sales may occur. More information on these risks and other important factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price are discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as any such factors may be updated from time to time in the Company’s other filings with the SEC, including without limitation, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, which is available, free of charge, at the SEC’s website at www.sec.gov. New risks and uncertainties arise from time to time, and it is impossible for Better to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Better undertakes no obligation, except as required by law, to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.